MW CAPITAL MANAGEMENT FUNDS
              Metropolitan West Capital Intrinsic Value Equity Fund
               Metropolitan West Capital International Value Fund

                                                                   April 7, 2003
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                         Supplement to Prospectus dated
                                October 28, 2002


After a careful review of all options available for the continued operation of the MW Capital Management Funds (the "Funds"), the Board of Trustees has determined that the shareholders' interests are best served by an orderly liquidation of the Funds. The Board has set a final liquidation date for the Funds of April 30, 2003. No new purchases of shares will be accepted, but redemptions will be processed in the normal manner. Any shareholders remaining on the final liquidation date will have their share of the proceeds of the liquidation sent to them.

We appreciate your past support and would be pleased to answer any questions you may have about the liquidation process for the Funds.